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                         SUPPLEMENT DATED APRIL 1, 1997
                        TO PROSPECTUS DATED JULY 1, 1996
                                       OF
                            THE SIERRA VARIABLE TRUST

                          9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

The Prospectus, dated July 1, 1996 of The Sierra Variable Trust (the "Trust") relating to the GLOBAL MONEY, SHORT TERM HIGH QUALITY BOND, SHORT TERM GLOBAL GOVERNMENT, U.S. GOVERNMENT, CORPORATE INCOME, GROWTH AND INCOME, GROWTH, EMERGING GROWTH and INTERNATIONAL GROWTH FUNDS of the Trust is amended and supplemented as follows:

At the end of the section "MANAGEMENT OF THE TRUST -- INVESTMENT MANAGEMENT -- INVESTMENT ADVISOR" on page 20, add the following paragraph:

        On March 6, 1997, Great Western Financial Corporation ("Great Western"), the indirect parent of Sierra Advisors, the Funds' investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a financial services company, announced that they had entered into an Agreement and Plan of Merger providing for the merger of Great Western with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). Subject to the satisfaction or waiver of certain conditions, including the receipt of necessary shareholder and regulatory approvals, it is anticipated that the Merger would close in the third quarter of 1997. Following the Merger, Sierra Advisors would be an indirect subsidiary of Washington Mutual. The Merger was announced following the announcement by H.F. Ahmanson ("Ahmanson") of an unsolicited proposal for the merger of Great Western and Ahmanson, which proposal was subsequently revised and is outstanding.



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